UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6449

Frontier Funds, Inc.

(Exact name of registrant as specified in charter)

130 East Capitol Drive

P.O. Box 48

Hartland, WI 53029

(Address of principal executive offices)

(Zip code)

CSC-Lawyers Incorporating Service

100 Light Street, 6th Floor

Baltimore, Maryland 21202

(Name and address of agent for service)

With Copy To:

Robert J. Philipp, Esq.

Kranitz & Philipp

2230 East Bradford Avenue

Milwaukee, Wisconsin 53211

Registrant's telephone number, including area code: (262) 369-9180

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

The Frontier MicroCap Fund

September 30, 2007

October 23, 2007

Dear Fellow Shareholder:

Frontier MicroCap Fund’s portfolio managers have provided the following discussion regarding the  management of the Fund’s performance, strategies, and its outlook for the months ahead.

Market overview – During the period ended September 30, 2007, the US stock market rallied for much of the year.  Stock prices of many large-cap companies in the United States advanced with support from a solid global economy and continuing strong growth.  The market’s positive gains were sporadic at times because of concerns about the weak housing sector.  Increasing defaults in mortgages, in the early part of the year, forced a number of mortgage companies into bankruptcy undermining consumer spending and confidence. economy expanded in the face of a variety of difficulties.  The market rallied until mid year when it became clear that debt securities linked to subprime mortgages were continuing to lose value.  Hedge funds, private equity funds and financial institutions involved in trading these securities were hardest hit and continued to lose value.  Problems in the mortgage market have contributed to market volatility and have hurt stocks from the financial sector, the fundamental condition of the economy still seems to be healthy.

The technology and manufacturing sectors of the economy also appear to be strengthening, which has helped performance of these stocks.  Amid the uncertainties of this environment, the in-depth, professional research and active management that mutual funds can provide make them an intelligent choice for today’s investors.

Strategy overview - The Fund’s analysts research companies by studying their financial statements and talking with top executives.  Our investment model evaluates the strength, sustainability, and direction of a company’s growth, allowing us to efficiently compare stocks across the spectrum.  One key factor we consider is the growth that we expect a company to generate given a variety of positive and negative scenarios.   We emphasized companies with superior growth potential that we believed to be misunderstood by the market.  We have also trimmed the number of our positions for better management.   Management is seeking to increase our holdings in the energy and alternative energy sectors, and lowering our exposure to those companies that have unproven technology or do not execute on their stated business plans.    Services, pharmacy benefit companies, hospitals, and technology remain attractive, in our view. There are always new companies that bring interesting and cost saving products to market.  We will continue to try to exploit the inefficiencies in these situations.

Fund holdings – Several holdings in the consumer non-durable sector had a positive influence on results.   The software industry has continued to show improvement and many of our positions have been doing well.  With the aging of America’s population, the drug and health sector continue to be one of our focuses.  While this industry is overwhelmed with numerous risks the demand for new drugs and a better way of life for the older citizens, the continued growth and demand is cast in stone.  The challenge will continue to be finding the companies that will best capture this market.

In the past, the Fund has looked to find the best new companies that should return the highest growth rate for our shareholders.  We continue to follow this strategy but also are beginning to focus on situations that not only have fantastic prospects for high growth, but also provide the Fund with some income.

Outlook for the Fund – Growth stocks have appreciated significantly over the past few months and we are optimistic that this may be the continuation of a sustained period of growth. Technology stocks have started to increase their leadership over the past few months and we look for that to continue.  When reviewing monetary policy, the U.S. Federal Reserve Board it is anticipated that they will decrease interest rates, and we believe the market will react favorably.  Historically interest rate increases have caused volatility for financial markets, since we are coming to an end of the cycle of interest rate increases, the market should be less volatile.  Many sectors that the Fund has positions in will benefit from this rate relief.

The Fund’s total return for the fiscal year ending September 30, 2007, was 0.00%, compared to the Russell 2000 which was a positive 11.0% while the Standard and Poor’s 500 was a positive 14.3 % over the same time period.  The expenses of the Fund had a considerable influence on the total return. This impact is directly due to the overall size of the Fund’s asset base. Had the asset base been higher in 2007 the Fund could have had a positive total return.  Management is working diligently to increase the asset base, which should bring economies of scale into play and help the total return in the future.

The portfolio remains well diversified across a wide range of sectors, with the largest weightings in the healthcare sector.  Our analyst believes the micro-cap arena will continue to have multiple inefficiencies and will provide many opportunities across all sectors with special emphasis on energy and technology.

The management of the Frontier MicroCap Fund (Fund), under the leadership of Joel Blumenschein, continues to focus on investment performance and remains committed to putting the interests of shareholders first.  Management has been working to take advantage of the opportunities presented by this environment.

Thank you for your ongoing support and please feel free to contact us with any questions or comments.

Sincerely,

Amy Siesennop

President

The views expressed in this report are not meant as investment advice.  The Fund invests some or all of its assets in small and/or microcap companies.  Such investments increase the risk of greater price fluctuation.

The Frontier MicroCap Fund

September 30, 2007

Performance Illustration

Comparison of change in value of a $10,000 investment in

The Frontier MicroCap Fund

and Standard & Poor’s 500 Index and Russell 2000 Index

*Period beginning October 24, 1991 (The Frontier MicroCap Fund’s commencement of operations)

Unlike our Fund, the Standard & Poor’s 500 and Russell 2000® indices do not reflect fees and expenses and are unmanaged indicators of financial performance and, as such, they are not sold as investments. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-800-231-2901.

THE FRONTIER MICROCAP FUND

           PORTFOLIO ANALYSIS

              SEPTEMBER 30, 2007 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	The Frontier MicroCap Fund
	Schedule of Investments
	September 30, 2007

Shares		Value

COMMON STOCKS - 108.87%

Agricultural Products-Livestock & Animal Specialties - 0.72%
2,000	Eternal Technologies Group, Inc. *	$ 1,350

Biological Products - 2.56%
83	Qiagen NV (Netherlands) *	1,611
3,600	Symbollon Corp. *	3,204
		4,815
Calculating & Accounting Machines - 0.17%
383	Secure Alliance Holdings Corp. *	326

Commercial Printing - 1.29%
3,000	Kolorfusion International, Inc. *	210
2,200	Textechnologies, Inc. *	2,222
		2,432
Communications Services & Equipment - 9.11%
133	Cardinal Communications, Inc. *	1
3,500	Distinctive Devices, Inc. *	42
1,500	Netwolves Corp. *	83
70,000	Nighthawk Systems, Inc. *	6,720
100	Proxim Corp. *	-
1,000	WPCS International, Inc. *	10,310
		17,156
Computer Technology - 4.68%
600	Alanco Technologies, Inc. *	996
2,000	Egames, Inc. *	1,780
300	Evolving Systems, Inc. *	510
4,000	Forlink Software Corp., Inc. *	320
3,000	Ilinc Communications, Inc. *	1,890
4,000	Insynq, Inc. *	-
300	Interlink Electronics, Inc. *	510
1,000	Internet America, Inc. *	560
20,000	Saflink Corp. *	1,200

500	Socket Communications, Inc. *	520
133	Voxware, Inc. *	503
		8,789
Electromedical & Electrotherapy - 4.39%
5,000	Dynatronics Corp. *	6,950
600	Sontra Medical Corp. *	1,320
		8,270
Finance Services - 1.68%
1,000	Global Axcess Corp. *	300
568	Standard Holdings Group Ltd. *	26
2,836	Standard Holdings Group Ltd. * †	2,836
		3,162
Food And Kindred Products - 3.29%
2,000	New Dragon Asia Corp. *	2,520
5,100	Z-Trim Holdings, Inc. *	3,672
		6,192
Games, Toys & Children's Vehicles - 6.50%
1,500	Action Products International, Inc. *	2,160
8,000	Mad Catz Interactive, Inc. *	10,080
		12,240
Household Audio & Video Equipment - 0.32%
10,000	SLS International, Inc. *	600

In Vitro & In Vivo Diagnostic Substances - 3.65%
3,000	Immunomedics, Inc. *	6,870

Instruments For Measuring & Testing - 1.22%
1,000	Wireless Telecom Group, Inc. *	2,300

Investors - 0.64%
9,700	CVF Technologies Corp. *	1,213

Jewelry, Precious Metal - 3.91%
1,500	LJ International, Inc. *	7,365

Laboratory Analytical Instruments - 0.54%
23	Clinical Data, Inc. *	931
2,000	Diasys Corp. *	80
		1,011
Land Subdividers & Developers - 1.37%
6,000	Falcon Ridge Development, Inc. *	2,580

Measuring & Controlling Devices - 4.45%
2,100	Pressure Biosciences, Inc. *	8,379

Medicinal Chemicals & Botanical Products - 0.79%
40,000	China Holdings, Inc. *	1,480

Metal Mining - 1.04%
2,000	API Nanotronics Corp. *	1,960

Miscellaneous - 0.86%
500	Angelciti Entertainment, Inc. *	8
357	Arotech Corp. *	1,249
71	Progressive Gaming International Corp. *	355
3,000	Smartire Systems, Inc. *	20
2,000	Stonepath Group, Inc. *	2
290,000	Watercolor Holdings *	-
		1,634
Pharmaceutical Preparations - 24.27%
1,000	QLT, Inc. *	5,690
16,000	Provectus Pharmaceutical, Inc. *	40,000
		45,690
Retail-Department Stores - 0.12%
4,000	Harcourt Companies, Inc. *	220

Semiconductors & Related Devices - 1.73%
2,500	Conexant Systems, Inc. *	3,000
1,000	Dpac Technologies Corp. *	64
200	Emagin Corp. *	186
		3,250
Services-Advertising - 6.22%
30,000	Onscreen Technologies, Inc. *	11,700

Services-Business Services - 2.88%
3,000	Cash Technologies, Inc. *	2,190
15,000	Datalogic International, Inc. *	53
500	Global Network, Inc. *	65
5,000	International Monetary Systems Ltd. *	3,100
15	Sancon Resource Recovery, Inc. *	7
50	Uron, Inc. *	-
		5,415
Services-Educational Services - 1.69%
400	Princeton Review, Inc. *	3,188

Services-Management Consulting - 6.59%
40,000	Small Business Co. *	12,400

Services-Medical Laboratories - 4.29%
2,000	American Shared Hospital Services	8,080

Special Industry Machinery - 1.91%
666	Tegal Corp. *	3,603

Surgical & Medical Instruments - 1.52%
7,500	Acunetx, Inc. *	375
50	Cardiac Science Corp. *	504
300	Cardiotech International, Inc. *	420
900	Memry Corp. *	1,557
		2,856
Telephone & Telegraph Apparatus - 0.08%
27,513	Hop-On.Com *	138
10,000	Telenetics Corp. *	13
		151
Telephone Communications - 2.30%
300	City Telecom (HK) Ltd. (Hong Kong)	1,440
20	Ebenefitsdirect, Inc. *	4
50	Epicus Communications Group, Inc. *	-
8,000	GlobalNet Corp. *	-
200	Multiband Corp. *	600
7,000	Newmarket Technology, Inc. *	1,575
2,000	SVI Media, Inc. *	700
5,000	Viseon, Inc. *	12
		4,331
Television Broadcasting Stations - 0.19%
900	OBN Holdings *	359

Wholesale-Groceries & Related Products - 1.81%
5,000	Coffee Pacifica, Inc. *	3,399

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 0.00%
10,000	Molecular Imaging Corp. *	-

Wholesale-Miscellaneous Nondurable Goods - 0.09%
1,000	AHPC Holdings, Inc. *	160

TOTAL FOR COMMON STOCKS (Cost $393,269) - 108.87%		$ 204,926

WARRANTS - 0.00%
5,000	Action Products International, Inc. Expires 1/31/2010 (Cost $0)	0

SHORT TERM INVESTMENTS - 2.51%
4,722	First American Treasury Obligation Class Y 4.35% ** (Cost $4,722)	4,722

TOTAL INVESTMENTS (Cost $397,991) - 111.38%		$ 209,648

LIABILITIES IN EXCESS OF OTHER ASSETS - (11.38)%		(21,413)

NET ASSETS - 100.00%		$ 188,235

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2007.
† Restricted Security
The accompanying notes are an integral part of these financial statements.

The Frontier MicroCap Fund
Statement of Assets and Liabilities
September 30, 2007

Assets:
Investments in Securities, at Value (Cost $397,991)	$ 209,648
Receivables:
Interest	16
Prepaid Expenses	855
Total Assets	210,519
Liabilities:
Payables:
Securities Purchased	191
Accrued Expenses	22,093
Total Liabilities	22,284
Net Assets	$ 188,235

Net Assets Consist of:
Paid In Capital	$ 1,019,561
Accumulated Undistributed Realized Loss on Investments	(642,983)
Unrealized Depreciation in Value of Investments	(188,343)
Net Assets, for 1,141,246 Shares Outstanding	$ 188,235

Net Asset Value and Redemption Price Per Share	$ 0.17

Maximum Offering Price Per Share ($0.17/95.5%)	$ 0.18

The accompanying notes are an integral part of these financial statements.

The Frontier MicroCap Fund
Statement of Operations
For the year ended September 30, 2007

Investment Income:
Dividends (net of foreign tax withheld of $4)	$ 320
Interest	339
Total Investment Income	659

Expenses:
Advisory Fees (Note 4)	3,152
Transfer Agent Fees	11,771
Audit Fees	10,930
Legal Fees	14,300
Custodial Fees	9,864
Trustee Fees	7,398
Registration Fees	2,857
Miscellaneous Fees	1,106
Printing and Mailing Fees	1,103
Insurance Fees	402
Total Expenses	62,883
Fees Waived by Advisor (Note 4)	(3,152)
Fees Reimbursed by the Advisor (Note 4)	(15,777)
Fees Waived by Service Provider (Note 5)	(5,395)
Net Expenses	38,559

Net Investment Loss	(37,900)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	8,841
Net Change in Unrealized Appreciation on Investments	25,512
Net Realized and Unrealized Gain on Investments	34,353

Net Decrease in Net Assets Resulting from Operations	$ (3,547)

The accompanying notes are an integral part of these financial statements.

The Frontier MicroCap Fund
Statements of Changes in Net Assets

For the Years
Ended
9/30/2007	9/30/2006
Decrease in Net Assets From Operations:
Net Investment Loss	$ (37,900)	$ (39,622)
Net Realized Gain (Loss) on Investments	8,841	(72,639)
Unrealized Appreciation on Investments	25,512	71,083
Net Decrease in Net Assets Resulting from Operations	(3,547)	(41,178)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 6)	12,578	(48,348)

Total Increase (Decrease) in Net Assets	9,031	(89,526)

Net Assets:
Beginning of Year	179,204	268,730

End of Year (Including Undistributed Net Investment Loss of ($37,900)
and ($39,622), respectively)	$ 188,235	$ 179,204

The accompanying notes are an integral part of these financial statements.

The Frontier MicroCap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	9/30/2007	9/30/2006	9/30/2005	9/30/2004	9/30/2003

Net Asset Value, at Beginning of Year	$ 0.17	$ 0.21	$ 0.22	$ 0.25	$ 0.65

Income From Investment Operations:
Net Investment Loss *	(0.03)	(0.06)	(0.04)	(0.03)	(0.39)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.03	0.02	0.03	0.00	(0.01)
Total from Investment Operations	(0.00)	(0.04)	(0.01)	(0.03)	(0.40)

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	-	-	-	-	-
Total from Distributions	-	-	-	-	-

Net Asset Value, at End of Year	$ 0.17	$ 0.17	$ 0.21	$ 0.22	$ 0.25

Total Return **	0.00%	(19.05)%	(4.55)%	(12.00)%	(61.54)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 188	$ 179	$ 269	$ 487	$ 164
Before Waivers
Ratio of Expenses to Average Net Assets	30.00%	29.79%	17.67%	11.41%	113.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	(29.69)%	(29.47)%	(17.58)%	(11.31)%	(113.21)%
After Waivers
Ratio of Expenses to Average Net Assets	18.40%	18.40%	15.00%	10.47%	102.44%
Ratio of Net Investment Loss to Average Net Assets	(18.08)%	(18.08)%	(14.91)%	(10.37)%	(102.44)%
Portfolio Turnover	17.56%	37.37%	3.81%	78.57%	25.39%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

1.)

ORGANIZATION

Frontier Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company.  The Corporation was established under the laws of Maryland on October 24, 1991.  The Corporation permits the Directors to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies.  The Frontier MicroCap Fund (the “Fund”) to which the Fund’s Board of Directors has initially allocated 80,000,000 shares with a $.01 par value is the only current series of the Corporation. From inception through 2004, the Fund was known as the Frontier Equity Fund. The investment objective of the Fund is to provide long-term capital appreciation on its assets.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION- Each security owned by the Fund that is listed on an exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  In the event that the security is listed on more than one exchange, the Fund will use the price on that exchange which it generally considers to be the principal exchange on which the stock is traded. Securities and other assets for which market quotations are not readily available or are deemed unreliable, are valued by appraisal at their fair values as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  The Fund values money market instruments that it holds with remaining maturities of less than 60 days at their amortized cost.  As the Fund invests primarily in micro-cap companies, other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have already available market quotations. There can be no assurance that the Fund can obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

FEDERAL INCOME TAXES- It is the policy of the Fund to continue to comply with the requirements of Sub-Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code.  Therefore, no provision for federal income or excise taxes has been made.

DISTRIBUTIONS TO SHAREHOLDERS- Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2007

 liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER- The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

RECLASSIFICATIONS - In accordance with SOP 93-2, the Fund has recorded a reclassification to the capital accounts.  As of September 30, 2007 the Fund recorded permanent book/tax differences of $37,900 from net investment loss to paid-in capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

3). RESTRICTED SECURITY

The investment in 2,836 shares of Standard Holdings Group Ltd. common stock, the sale of which is restricted, and has been valued at $1 per share after considering certain pertinent

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2007

factors, It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

4.)

INVESTMENT ADVISORY AGREEMENT AND RELATED PARTIES TRANSACTIONS

The Fund has an investment advisory agreement with Freedom Investors Corp. (the “Advisor”). Certain officers and directors of the Fund are also officers and directors of the Advisor.  Pursuant to this agreement, the Advisor furnishes continuous investment advisory and portfolio management services to the Fund.  The Advisor, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel required in connection with the Advisor’s agreement to provide continuous investment advisory and portfolio management services to the Fund.  As compensation for these services, the Advisor is entitled to receive a monthly fee of 1/12 of 1.50% (1.50% per annum) of the daily net assets of the Fund.  The Advisor has voluntarily waived payment of its advisory fee since the inception of the Fund, although this waiver can be revoked at any time.  For the period of October 1, 2006 through September 30, 2007, the Advisor earned and waived its fee totaling $3,152. The Advisor has also agreed to waive its fee and/or reimburse the Fund in the amount, if any, by which the Fund’s total operating expenses for the fiscal year exceed 18.4% of the average net assets of the Fund.  The Fund was reimbursed $15,777 during the year ended September 30, 2007.

Freedom Investors Corp. also serves as principal underwriter and national distributor (the “Distributor”) for the Fund.  They select brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts. The Distributor received $214 for the year ended September 30, 2007.

The Advisor also executed all trades for the Fund for the year ended September 30, 2007 and received $374 in commissions.

5.)

OTHER AGREEMENTS AND EXPENSE WAIVER

Mutual Shareholder Services (“MSS”) provides transfer agency and fund accounting services to the Fund.  MSS voluntarily agreed to waive a portion of their fees until the assets of the Fund become greater than two million dollars.  For the year ended September 30, 2007, MSS waived fees of $5,395.

6.)

CAPITAL STOCK TRANSACTIONS

As of September 30, 2007 there were 80,000,000, $.01 par value shares of capital stock authorized, and paid-in capital amounted to $1,019,561.

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2007

The following is a summary of capital share transactions for the fiscal years ended September 30, 2006 and 2007:

	2007		2006
	Shares	Amount	Shares	Amount
Shares sold	286,605	$50,287	19,180	$3,717
Shares reinvested	-	-	-	-
Shares redeemed	(201,034)	(37,709)	(262,655)	(52,065)
Net Increase (Decrease)	85,571	$12,578	(243,475)	$(48,348)

7.)

INVESTMENT TRANSACTIONS

For the year ended September 30, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $36,742 and $41,518, respectively.  There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, the cost of investments owned at September 30, 2007 was $397,991.  At September 30, 2007, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$32,084	$(220,427)	$(188,343)

8.) DISTRIBUTIONS TO SHAREHOLDERS

      There were no distributions paid during the year ended September 30, 2007, or the fiscal year ended September 30, 2006.

9.) DISTRIBUTABLE EARNINGS

As of September 30, 2007 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gain/(accumulated losses)

           $(642,983)

Unrealized appreciation/(depreciation)

             (188,343)

           $(831,326)

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

10.) CAPITAL LOSS CARRYFORWARDS

As of September 30, 2007, the Fund has federal income tax capital loss carryforwards of approximately $638,280 which expire as follows:

Year of expiration	Amount
2009	$479,370
2010	51,386
2011	500
2012	34,385
2014	72,639
$638,280

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

Frontier Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Frontier MicroCap Fund (the Fund), a series of the Frontier Funds, Inc., including the schedule of investments, as of September 30, 2007 and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the years in the three year period ended September 30, 2005 were audited by other auditors whose report dated November 14, 2005, expressed an unqualified opinion on this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of September 30, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontier MicroCap Fund as of September 30, 2007, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
November 21, 2007

	The Frontier MicroCap Fund
	Expense Illustration
	September 30, 2007 (Unaudited)

	Expense Example

	As a shareholder of the The Frontier MicroCap Fund, you incur two types of costs: (1) transaction costs, including
	sales charges (loads) on purchase payments, (2) management fees and other Fund expenses. This Example is intended
	to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

	The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 through September 30, 2007.

	Actual Expenses

	The first line of the table below provides information about actual account values and actual expenses. You may
	use the information in this line, together with the amount you invested, to estimate the expenses that you paid
	over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
	$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid
	During Period" to estimate the expenses you paid on your account during this period.

	Hypothetical Example for Comparison Purposes

	The second line of the table below provides information about hypothetical account values and hypothetical
	expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses,
	which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate
	the actual ending account balance or expenses you paid for the period. You may use this information to compare
	the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with
	the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2007	September 30, 2007	April 1, 2007 to September 30, 2007

Actual	$1,000.00	$850.00	$85.33
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$932.82	$89.15

	* Expenses are equal to the Fund's annualized expense ratio of 18.40%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Directors and Officers

The Board of Directors (“Board”) supervises the business activities of the Fund.  The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the advisor, administrator, independent accountant, transfer agent and custodian.

The management of the Fund's day-to-day operations is delegated to its officers, the Fund's advisor and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board.  Each Director serves as a director until the next annual meeting of shareholders or until his successor is duly elected.

The Fund is not in a “family of funds” or a “fund complex”, and the only fund overseen by the Board is the Fund.  The address of each Director and Officer is c/o Frontier Funds, Inc., 130 East Capitol Drive, Hartland, Wisconsin 53029-2136.

The following table provides information regarding each Director who is not an “interested person” of Frontier and the Fund, as defined in the 1940 Act.

Name (and Age)	Position(s) Held with the Fund (and Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Kenneth W. Coshun (Age 75)	Director (since 1992)	Retired (since 1997)	None
Michael A. Bernatz (Age 49)	Director (since 2005)	Chief Financial Officer for: Milwaukee County Museum (since 2005) Lauber & Company (since 2004), European Touch Holdings Inc. (2002 – 2004)	None
Thomas A. Siesennop ^ (Age 40)	Director (since 2005)	Decision Support Analyst WEA Trust (since 1995) MBA (since 2004)	None

^ Brother-in-law to Amy Siesennop, considered independent as defined in the 1940 Act.

The following table provides information regarding each Director/Officer who is an “interested person” of Frontier and the Fund, as defined in the 1940 Act.

Name (and Age)	Position(s) Held with the Fund (and Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Amy L. Siesennop * (Age 48)	President and Treasurer (since 2003) and Director (since 1999) Chief Compliance Officer and Anti-money Laundering Officer (Since 2004)	President and Treasurer (since 2003) of Frontier; Administrative positions with Frontier and registered principal and representative of the Advisor, Freedom Investors Corp (since 1996).	None
Joel R. Blumenschein * (Age 47)	Vice President and Secretary (since 2003)	Manager of EZ Stock Inc. (since 2000) President of the Advisor, Freedom Investors Corp. (since 2002)	None

  “Interested person,” as defined in the 1940 Act, of Frontier and the Fund because of his or her affiliation with the Advisor, Freedom Investors Corp.

THE FRONTIER MICROCAP FUND

ADDITIONAL INFORMATION (UNAUDITED)

SEPTEMBER  30, 2007

Code of Ethics - Information pursuant to the code of ethics that applies to the Fund’s principal executive officers may be found on our website or upon request, free of charge by calling 800-759-6089.

Controls and Procedures - The principal executive and financial officer reviewed and evaluated the effectiveness the Fund’s disclosure controls and procedures in September 2007.  The controls and procedures were found to be effective for the Fund, and no changes were made.

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30.  The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s third quarter Form N-Q was filed with the SEC on February 20, 2007. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-231-2901, free of charge.  The Fund’s policy and procedures for disclosure of portfolio holdings can be found on our website.  A list of our portfolio holdings is also available in this report and the semi-annual report.

Privacy Policy - At the Fund, we recognize and respect the privacy of each of our investors and their expectations for confidentiality.  The protection of investor’s information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.  The Fund will only disclose personal nonpublic information to third parties as necessary and as permitted by law.  We also restrict access to personal nonpublic information to employees, affiliates, and service providers involved in servicing your account.

The Fund maintains physical, electronic and procedural safe guards to guard nonpublic personal information of our customers.  More information regarding our privacy policy may be obtained on our website.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  They are also available on our website, under the additional links tab.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.  Under the “Fund Information” tab, choose Proxy Results and then the Frontier Fund for the proxy voting results.

Additional Information - The Fund's Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.  The SAI is also available on the website.

Board of Directors

Amy L. Siesennop

Kenneth W. Coshun

Michael A. Bernatz

Thomas A. Siesennop

Investment Advisor

Freedom Investors Corp.

130 East Capitol Drive

Hartland, Wisconsin  53029

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

US Bank

425 East Walnut Street

Cincinnati, Ohio  45201

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001-2607

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Frontier MicroCap Fund, Inc.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Michael Bernatz.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 7, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By /s/Amy L. Siesennop

*President

Date December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Amy L. Siesennop

*President

Date December 7, 2007

By /s/Joel R Blumenschein

*Vice President

Date December 7, 2007

* Print the name and title of each signing officer under his or her signature.